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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

            125 South Dakota Avenue                             57104
           Sioux Falls, South Dakota                         (Zip Code)
    (Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)







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Item 5.        Other Events and Regulation FD Disclosure.

On May 14, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that it reached a preliminary agreement with the Montana Public Service Commission and Montana Consumer Counsel on the Company's plan of reorganization and disclosure statement which is currently before the U.S. Bankruptcy Court for the District of Delaware. The press release is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

EXHIBIT NO.        DESCRIPTION OF DOCUMENT
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99.1*              Press Release of NorthWestern Corporation dated May 14, 2004

* filed herewith



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:      /s/ Eric R. Jacobsen
                                            ------------------------------------
                                            Eric R. Jacobsen
                                            Senior Vice President, General
                                            Counsel and Chief Legal Officer



Date:  May 14, 2004



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                                Index to Exhibits
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EXHIBIT NO.        DESCRIPTION OF DOCUMENT
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99.1*              Press Release of NorthWestern Corporation dated May 14, 2004

* filed herewith



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